NUMBER

AWB 0505

COMMON STOCK

NO PAR VALUE

AMERICANWEST BANCORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

AUTHORIZED SHARES 15,000,000

SHARES

CUSIP 03058P 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

AMERICANWEST BANCORPORATION, transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Washington and to the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

AMERICANWEST BANCORPORATION SEAL WASHINGTON

Dated:

SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)
Transfer Agent and Registrar

By

Authorized Signature

AMERICAN BANK NOTE COMPANY

AMERICANWEST BANCORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–............ Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

UNIF TRANS MIN ACT–............ Custodian ....
(Cust) (Minor)
under Uniform Transfers to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ... hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

....

....

Please Print or Typewrite Name and Address Including Postal Zip Code of Assignee

....

....

.... Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

....

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ....

....

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED: ....

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.